                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                              /s/ Benjamin S. Carson, Sr.
                                              ---------------------------------
                                              Benjamin S. Carson, Sr.
                                              Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director, and Chairman of the Compensation Committee, of Kellogg Company a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                             /s/  Claudio X. Gonzalez
                             -------------------------------------------------
                             Claudio X. Gonzales
                             Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                          /s/ Gordon Gund
                                          -----------------------------------
                                          Gordon Gund
                                          Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                              /s/ James M. Jenness
                                              ---------------------------------
                                              James M. Jenness
                                              Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                        /s/ Dorothy A. Johnson
                                        ---------------------------------------
                                        Dorothy A. Johnson
                                        Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                             /s/ Ann McLaughlin Korologos
                                             -----------------------------------
                                             Ann McLaughlin Korologos
                                             Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                              /s/ William D. Perez
                                              ----------------------------------
                                              William D. Perez
                                              Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                              /s/ William C. Richardson
                                              ---------------------------------
                                              William C. Richardson
                                              Dated: April 26, 2002

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of Kellogg Company, a Delaware corporation, hereby constitute and appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my true and lawful attorney-in-fact and agent, with full power of substitution, to act on my behalf, in any and all capacities, to prepare, execute and file the Registration Statement on Form S-8, and any exhibits, amendments (including post-effective amendments) and other documents related thereto, with the Securities and Exchange Commission, granting unto Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that Janet Langford Kelly, or her substitute, may lawfully do, or cause to be done, by virtue hereof.




                                                /s/  John L. Zabriskie
                                                -------------------------------
                                                John L. Zabriskie
                                                Dated: April 26, 2002